                                                                Exhibit 10


                                FIRST AMENDMENT


        FIRST AMENDMENT, dated as of January 27, 1994 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of October 25, 1993 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Lear Holdings Corporation, a Delaware corporation ("Holdings"), Lear Seating Corporation, a Delaware corporation (the "Borrower"), the several financial institutions parties thereto (the "Banks"), Chemical Bank, as administrative agent for the Banks (in such capacity, the "Agent"), and Bankers Trust Company, The Bank of Nova Scotia, Citicorp USA, Inc. and Lehman Commercial Paper Inc., as Managing Agents.


                             W I T N E S S E T H :


        WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, Loans to the Borrower;

        WHEREAS, Holdings was merged into the Borrower on December 31, 1993;

        WHEREAS, the Borrower proposes to change its fiscal year end to December 31 as contemplated in the Credit Agreement and to amend certain of the covenants contained in the Credit Agreement in connection with such change in the fiscal year; and

        WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Banks have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

        NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        2. Amendments to Credit Agreement. (a) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following proviso to the end of the definition of "Consolidated Net Income":

        "; provided, further that the exclusions in clauses (i) and (iv) of this definition shall not apply to the merger of Lear Holdings Corporation into the Borrower or mergers or consolidations of the Borrower or its Subsidiaries with their respective Subsidiaries."

        (b) Subsections 8.1(b) and (c) of the Credit Agreement are hereby amended by deleting them in their entirety and inserting in lieu thereof the following:

        "(b) Interest Coverage. Permit, at the end of any period set forth below, the ratio of (i) Consolidated Operating Profit for such period to (ii) Consolidated Interest Expense for such period, to be less than the ratio set forth opposite such period below:

                      Period             Ratio
                      ------             -----
                 7/1/93 - 6/30/94      2.40 to 1
                 7/1/94 - 6/30/95      2.60 to 1
                 7/1/95 - 6/30/96      3.00 to 1
                 7/1/96 - 6/30/97      3.25 to 1
                 7/1/97 - 6/30/98      3.50 to 1;

          provided that at the end of the first two fiscal quarters of any period set forth above, the ratio for the preceding four fiscal quarters ended at the end of such fiscal quarter shall be no less than 80% of the ratio set forth opposite such period above, and at the end of the third fiscal quarter of any period set forth above, the ratio for the preceding four fiscal quarters ended at the end of such fiscal quarter shall be no less than 90% of the ratio set forth opposite such period above.

                          (c)  Consolidated Operating Profit.  Permit
          Consolidated Operating Profit for any fiscal year set forth below to be less than the amount set forth opposite such fiscal year below:

                          Fiscal Year                       Amount
                          -----------                       ------
                          1994                          $140,000,000
                          1995                           175,000,000
                          1996                           190,000,000
                          1997 - thereafter              195,000,000"

                 (c) Subsection 8.3(1) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

                 "(1) Liens (not otherwise permitted hereunder) on assets acquired after the date of this Agreement which secure the purchase price thereof or other obligations related to the acquisition thereof or on assets not subject to Liens pursuant to any Security Document, provided that the estimated aggregate book value of the foregoing assets shall not exceed $10,000,000; and"

                 (d) Subsection 8.4(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

                 "(b) Guarantee Obligations in respect of obligations of the Borrower, Subsidiaries and Special Affiliates created in the ordinary course of business in an aggregate principal amount not to exceed $50,000,000 at any one time;"

                 (e) Subsection 8.9(d) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

                 "(d) loans, advances and capital contributions to the Borrower, Subsidiaries (including Foreign Subsidiaries) and Special Affiliates and investments up to an aggregate amount not to exceed $10,000,000 at any one time from and after the Closing Date in any Special Entity (by way of acquisition of securities or otherwise), in each case, in the ordinary course of business and in an aggregate amount not to exceed $75,000,000 at any one time from and after the Closing Date, which aggregate amount limitation is in addition to any loans, advances, capital contributions and investments listed on
         Schedule 8.9, provided that (i) any loans, advances and capital contributions that are made to the Borrower or any such Subsidiary or Foreign Subsidiary for the sole purpose of the Borrower or such Subsidiary or Foreign Subsidiary making a loan, advance or capital contribution to the Borrower or another Subsidiary or Foreign Subsidiary, shall be deemed to have been made only to the ultimate recipient of such funds and (ii) the aggregate amount of loans, advances and capital contributions to Probel S.A. may not exceed $100,000 from and after the Closing Date and provided, further, that, subject to the foregoing limitations, the Borrower may create Subsidiaries, provided that (A) 65% of the common stock of all such Foreign Subsidiaries owned by the Borrower and all of the common stock of all other such Subsidiaries owned by the Borrower is pledged to the Agent, for the ratable benefit of the Banks, pursuant to a pledge agreement in form and substance satisfactory to the Agent, (B) that each such Subsidiary which is not a Foreign Subsidiary or a Special Purpose Subsidiary guarantee the Obligations pursuant to a guarantee agreement in favor of the Agent, for the ratable benefit of the Banks, in form and substance satisfactory to the Agent and (C) each such Subsidiary which is not a Foreign Subsidiary or a Special Purpose Subsidiary shall secure its obligations under any such guarantee by (y) pledging 65% of the common stock of all Foreign Subsidiaries owned by it and all of the common stock of all other Subsidiaries owned by it pursuant to a pledge agreement in favor of the Agent, for the ratable benefit of the Banks, in form and substance satisfactory to the Agent, and (z) granting a security interest in all of its material assets pursuant to a security agreement in favor of the Agent, for the ratable benefit of the Banks, in form and substance satisfactory to the Agent;"

                 (f) Subsection 8.14 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

                          "8.14  Fiscal Year.  Permit the fiscal year of the
                 Borrower to end on a day other than December 31."

                 (g) Subsection 11.13 is hereby amended by inserting a new paragraph (c) to read as follows:

                          "(c)  The Banks hereby agree with the Borrower and
                 hereby instruct the Agent to release its security interest in assets on which Liens are being created by the Borrower or any Subsidiary as permitted by subsection 8.3(1)."

                 (h) Section 11 of the Credit Agreement is hereby amended by inserting a new subsection 11.15 to read as follows:

                          "11.15  Merger of Holdings and the Borrower;
                 Conflicts. (a) From and after the merger of Holdings into the Borrower, all references to Holdings in this Agreement and any other Loan Document shall be deemed references to the Borrower.

                            (b) In the event that there exists a conflict between provisions in this Agreement and provisions in any other Loan Document, the provisions of this Agreement shall control."

                 3. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Borrower, the Agent and the Required Banks shall have executed and delivered to the Agent this Amendment.

                 4. Representations and Warranties. The representations and warranties made by each of Holdings and the Borrower in the Loan Documents (other than representations and warranties as to the continued corporate existence or good standing of Holdings) are true and correct in all material

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respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

                 5. Payment of Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                 6. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

                 7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                 (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                              LEAR SEATING CORPORATION


                                              By:
                                                 Title:


                                              CHEMICAL BANK, as Agent and as a
                                                Bank


                                              By:
                                                 Title:

                                              BANKERS TRUST COMPANY, as a
                                                Managing Agent and as a Bank


                                              By:
                                                 Title:


                                              THE BANK OF NOVA SCOTIA, as a
                                                Managing Agent and as a Bank


                                              By:
                                                 Title:


                                              CITICORP USA, INC., as a
                                                Managing Agent and as a Bank


                                              By:
                                                 Title:


                                              LEHMAN COMMERCIAL PAPER INC., as a
                                                Managing Agent and as a Bank


                                              By:
                                                 Title:


                                               THE FIRST NATIONAL BANK OF
                                                 BOSTON


                                               By:
                                                  Title:


                                               THE BANK OF NEW YORK


                                               By:
                                                  Title:

                                               THE MITSUBISHI TRUST &
                                                 BANKING CORPORATION


                                               By:
                                                  Title:


                                               THE NIPPON CREDIT BANK, LTD.


                                               By:
                                                  Title:


                                               SHAWMUT BANK CONNECTICUT, N.A.


                                               By:
                                                  Title:


                                               ABN AMRO BANK N.V.


                                               By:
                                                  Title:


                                               By:
                                                  Title:


                                               CIBC INC.


                                               By:
                                                  Title:

                                               COMERICA BANK


                                               By:
                                                  Title:


                                               CAISSE NATIONALE DE CREDIT
                                                 AGRICOLE


                                               By:
                                                  Title:


                                               CREDIT LYONNAIS CHICAGO BRANCH


                                               By:
                                                  Title:


                                               CREDIT LYONNAIS CAYMAN
                                                 ISLAND BRANCH


                                               By:
                                                  Title:


                                               THE FUJI BANK, LIMITED


                                               By:
                                                  Title:


                                               NATIONAL BANK OF CANADA


                                               By:
                                                  Title:


                                               By:
                                                  Title:

                                               NBD BANK, N.A.


                                               By:
                                                  Title:


                                               BANQUE PARIBAS


                                               By:
                                                  Title:


                                               By:
                                                  Title:


                                               SOCIETE GENERALE


                                               By:
                                                  Title:


                                               CREDITANSTALT-BANKVEREIN


                                               By:
                                                  Title:


                                               By:
                                                  Title:


                                               GIRO CREDIT BANK - NEW YORK
                                                 BRANCH


                                               By:
                                                  Title:

                                              BANK ONE, MILWAUKEE, NA


                                              By:
                                                 Title:


                                              THE INDUSTRIAL BANK OF JAPAN, LTD.


                                              By:
                                                 Title:

                          ACKNOWLEDGEMENT AND CONSENT


                 Each of the undersigned corporations as guarantors under the Amended and Restated Subsidiary and Affiliate Guarantee, dated as of October 25, 1993, made by LS Acquisition Corp. No. 14, Lear Seating Holdings Corp. No. 50, Progress Pattern Corp., Lear Plastics Corp., LS Acquisition Corporation No. 24 and Fair Haven Industries, Inc. in favor of the Agent, hereby (a) consents to the transactions contemplated by this Amendment and (b) acknowledges and agrees that the guarantees contained in such Amended and Restated Subsidiary and Affiliate Guarantee (and all collateral security therefor) are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement.


                                              LS ACQUISITION CORP. NO. 14


                                              By:
                                                 Title:


                                              LEAR SEATING HOLDINGS CORP. NO. 50


                                              By:
                                                 Title:


                                              PROGRESS PATTERN CORP.


                                              By:
                                                 Title:


                                              LEAR PLASTICS CORP.


                                              By:
                                                 Title:


                                              LS ACQUISITION CORPORATION NO. 24


                                              By:
                                                 Title:

                                              FAIR HAVEN INDUSTRIES, INC.


                                              By:
                                                 Title: